ValueSetters & Netcapital

A Powerful Fintech Leader in Private Capital Markets

Investor Update

September 30, 2020

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of ValueSetters' management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause ValueSetters' actual results to differ materially from those described in the forward-looking statements can be found in ValueSetters' Quarterly Report on Form 10-Q for our fiscal quarter ended July 31, 2020, which has been filed with the Securities and Exchange Commission and is available on ValueSetters' website and on the Securities and Exchange Commission's website. ValueSetters does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.



ValueSetters

First Quarter Fiscal 2021

Management Delivers Strong Year-Over-Year Results

Period ending July 31,2020 YoY:

1,384% ⇧	Revenues of **$1,762,322** vs. **$118,732** in FY1 2020, an increase of 1,384%
1,044% ⇧	Gross profit of **$1,331,303** vs. **$116,366**, an increase of 1,044%
80% ⇧	Operating income of **$52,495** vs. **$29,208**, an increase of 80%
349% ⇧	Investment values rose 349%

Revenue Growth

Revenue grew 1,384% year-over-year


$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$91,918
$118,732
$1,762,322
07/31/2018
07/31/2019
07/31/2020

Operating Income Growth

Operating income grew 80% year-over-year.



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$(10,000)
$(4,880)
$29,208
$52,495
07/31/2018
07/31/2019
07/31/2020

Portfolio Investment Value Growth

Investment values grew 349% year-over-year.



$3,500,000
$3,000,000
$2,250,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$23,000
$704,249
$3,161,028
07/31/2018
07/31/2019
07/31/2020

We Invest in Companies We Believe In

Portfolio Company - New Additions:

CHIPBRAIN

Watch Party

Zelgor Games

Additional investment

Merger Creates a Powerful Fintech Leader

Benefits to: ValueSetters

- Leverages Netcapital's established, rapidly growing technology platform to scale ValueSetters' services, particularly its digital marketing capabilities
- Provides substantial increase to VSTR's potential revenue streams
- Streamlines experience for clients raising capital online



Merger Creates a Powerful Fintech Leader

Benefits to: Netcapital

- Provides access to ValueSetters' proven digital marketing expertise and strategic advisory services
- Allows Netcapital to capitalize on ValueSetters' deep network of potential investors
- Enables sourcing of promising deals, including disruptive technology companies
- Delivers enhanced value proposition for clients



History of Successful Collaboration & Compatibility

Strong track record: Collaborative efforts have resulted in Netcapital's most successful fundraising campaigns.

Shared aspirations, cultures, values:

- Commitment to empowering innovators, entrepreneurs and business leaders to successfully build and grow their companies
- Shared vision of democratizing private capital markets



Netcapital:
A Leader and Innovator in Private Capital Markets

- Built one of the first online private fundraising platforms.
- Differentiated platform provides both a primary market and secondary transfer platform.
- Enables entrepreneurs and investors to work together to create value.
- Democratizing private capital markets.



Prior Model - Flawed & Antiquated

Obstacles for Investors & Issuers

Investors: Lack of Access & Liquidity

- Only 3% of U.S. households qualify as accredited investors
- Private investments locked up until IPO or takeout

Issuer: Difficulties Raising Capital

- Average entrepreneur meets with 40 institutional investors before closing 1
- 82% of small business failures driven by lack of funding
- Must forgo potentially significant ownership and control


BUY
SELL

Netcapital:

An Innovative Model - Democratizes Fundraising

Provides Solutions & Creates Opportunities

Allows investors to buy and sell shares in private companies through FINRA registered funding portal

- Individuals gain access to private company investments previously only available to Venture Capital and other institutional investors
- Ability to invest easily and quickly online

Enables entrepreneurs to raise capital using an easy, efficient, digital, and standardized process:

- Platform facilitates both primary offerings and potential liquidity through a secondary transfer platform.
- Entrepreneur maintains control
- Levels the playing field for women and minorities


Netcapital
Invest small in
big opportunities.
Open an account
Artificial Intelligence
Drone Services
Entertainment

Significant Opportunity for Online Private Markets

- Private capital markets are growing at twice the rate of public markets. (Forbes)
- U.S. private deal placements were more than $800 billion in 2019 (Pitchbook)
- $66 billion raised under exemptions 506(c) and 4(a)(6) in 2019 (SEC)

> "Private capital markets...have leapfrogged public markets to become the most popular way for companies to raise money in the U.S."
>
> The Wall Street Journal

SEC Regulatory Changes Benefit Private Markets

In March 2020, The Securities and Exchange Commission (SEC) proposed meaningful changes to multiple private securities exemptions.

Proposed Changes to Reg CF:

- Raise limit to $5 M from $1.07 M
- Remove limits for accredited investors
- Non-accredited investors: revise limit calculation to the greater (from lesser) of annual income or net worth

Netcapital Competitive Advantages

Early mover advantage:

- Trusted and well recognized brand and technology platform
- Strong existing investor base that is growing rapidly

Integrated secondary transfer platform provides easy transferability of marketable securities



Netcapital: Strong, Scalable Business Model

75% success rate of offerings raised on the platform

Dollars invested have doubled over the last six months

Volume traded through Secondary Transfer Platform has quadrupled over past six months

New investors up more than tenfold over past year

About ValueSetters

ValueSetters is a Boutique Advisory Firm

We work with companies at all stages to provide assistance with:

- Raisin g Capital
- Strategic Advice
- Digital Marketing
- Technology Consulting
- Economic Development


Evacuation Day

Business Model

Fee-Based Revenue Model Plus Equity Stakes

- Charge fixed fees for services provided
- Take equity stakes in select technology start-ups, including:

KINGSCROWD

DEUCE 2 DRONE

Zelgor Games

Watch Party

Holler

CHIPBRAIN

ValueSetters Value Proposition

Experience and Results Attract Clients

- Professional investor experience provides unique capabilities
- Effective message crafting to all types of investors
- Deep network of potential shareholders
- Experience in starting/selling/growing successful businesses
- Political and economic development expertise
- Digital marketing capabilities, including expert targeting and analytics



Track Record

ValueSetters Delivers Results for Clients

- Established strong track record in marketing private, online capital offerings
- Proven unique capabilities in targeted digital marketing to potential investors
- Successfully completed multiple multi-million-dollar equity raises

Braidy Industries	Target: $10,000	Raised: $2,493,054
Phoenix PharmaLabs (SOLD OUT)	Target: $10,000	Raised: $1,102,553
Court Innovations (SOLD OUT)	Target: $50,000	Raised: $499,000
Kingscrowd (SOLD OUT)	Target: $10,000	Raised: $1,000,001
Home61	Target: $10,000	Raised: $400,000
Zelgor	Target: $10,000	Raised: $94,000
ORPC	Target: $10,000	Raised: $623,678
Vantem Global LLC	Target: $10,000	Raised: $469,635

Team

Existing Management Team Remains in Place



Cecilia Lenk

CEO ValueSetters, Inc.

- Ph.D., Harvard
- Angel Investor, Launchpad Venture Group



Coreen Kraysler, CFA

CFO ValueSetters, Inc.

- S.M., MIT Sloan
- Former Morningstar 5-star Rated Portfolio Manager



Kathy Kraysler

CMO ValueSetters, Inc.

- M.B.A., Yale
- Former Director of Audience Analytics at MIT



Jason Frishman

CEO Netcapital Systems, LLC

- B.S., Summa Cum Laude, University of Miami
- Advisor, The Capital Network

Transaction Details

Reverse Stock Split

Pursuant to the agreement, prior to the closing date:

- ValueSetters shall complete a reverse stock split at 2000 for 1
- Once effective, ValueSetters common shares issued and outstanding will be reduced to approximately 415,000 from approximately 831.3 million
- Further information regarding timing is forthcoming


MAR

Investment Case Summary

Powerful Fintech Leader in Private Capital Markets

- Creates a powerful and differentiated fintech leader that is well positioned for growth within private capital markets.
- Combines ValueSetters' unique and proven capabilities and Netcapital's scalable technology platform
- Synergies lead to increased revenue generation potential
- Elevates value proposition:
- Streamlines experience for clients and partners
- Full suite of services and solutions
- Team: Experienced institutional investors, angel investors and entrepreneurs
- Democratization of private capital markets and online fundraising is in its infancy
- SEC regulatory changes are a tailwind

Thank You

Coreen Kraysler, CFA

ckraysler@valuesetters.com

781-925-1700

ValueSetters

www.valuesetters.com